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                                                                   EXHIBIT 10.15

                                AMENDMENT NO. 1
                                      TO
                         COMPUTER SCIENCES CORPORATION
                           1992 STOCK INCENTIVE PLAN



     Section 9(c) of the 1992 Stock Incentive Plan of Computer Sciences Corporation is amended to read, in its entirety, as follows:

          "(c) This Section 9 shall be effective until, but only until, September 1, 1994 or such earlier date as shall be specified by the Board of Directors."


     IN WITNESS WHEREOF, Computer Sciences Corporation, by resolution of the Board of Directors, has caused this instrument to be executed by its duly authorized representatives effective as of August 9, 1993.



                                 COMPUTER SCIENCES CORPORATION


                                 By:
                                    _____________________________________
                                    Van B. Honeycutt
                                    President and Chief Operating Officer


                                 By:
                                    _____________________________________
                                    Hayward D. Fisk
                                    Vice President, General Counsel
                                     and Secretary